UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
January 27, 2015
NUANCE COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	010-36056 (Commission File Number)	94-3156479 (I.R.S. Employer Identification No.)
1 Wayside Road
Burlington, Massachusetts 01803
(Address of principal executive offices)
(781) 565-5000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.02 Departure of Directors or Certain officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers
Amendment and Restatement of the Amended and Restated 2000 Plan
On January 27, 2015, Nuance Communications, Inc. (the “Company”) held its 2015 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders approved the Company’s Amended and Restated 2000 Plan (the “2000 Plan”). The purpose of the modifications to the 2000 Plan were to (i) increase the authorized number of shares for issuance under the 2000 Plan by 6,800,000 shares and (ii) set an annual limit on awards that may be granted to any non-employee director under the 2000 Plan.
The material terms of the 2000 Plan are summarized on pages 69-76 of the Company's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on December 18, 2014 (the "Proxy Statement"), which description is incorporated by reference herein. This description is qualified in its entirety by reference to the Amended and Restated 2010 Plan, a copy of which is included as Annex A to the Proxy Statement.

Amendment and Restatement of the 1995 Employee Stock Purchase Plan
At the Annual Meeting, the stockholders also approved the Company’s Amended and Restated 1995 Employee Stock Purchase Plan (the “1995 ESPP”). The purpose of the modifications to the 1995 ESPP were to (i) increase the number of shares authorized for issuance by an additional 10,000,000 shares, (ii) extend the term of the plan by an additional ten (10) years through December 17, 2025, and (iii) effect certain technical revisions.

The material terms of the 1995 ESPP are summarized on pages 77-80 of the Proxy Statement, which description is incorporated by reference herein. This description is qualified in its entirety by reference to the 1995 ESPP, a copy of which is included as Annex B to the Proxy Statement.

Amendment and Restatement of the 1995 Directors’ Stock Plan

At the Annual Meeting, the stockholders also approved the Company’s Amended and Restated 1995 Directors’ Stock Plan (the “Directors’ Plan”). The purpose of the modifications to the Directors’ Plan were to (i) increase the authorized for issuance under the plan from 2,320,000 Shares to 2,820,000, an increase of 500,000 Shares and (ii) to extend the term of the Directors’ Plan by an additional ten years, to March 31, 2026.

The material terms of the Directors’ Plan are summarized on pages 81-84 of the "Proxy Statement, which description is incorporated by reference herein. This description is qualified in its entirety by reference to the Directors’ Plan, a copy of which is included as Annex C to the Proxy Statement.
Item 5.07. Submission of Matters to a Vote of Security Holders
On January 27, 2015, at the Annual Meeting, the stockholders cast their votes on the following six proposals as follows:

Proposal 1: To elect nine members of the Company’s Board of Directors:

Nominee	For	Against	Abstain	Broker Non-Votes
Paul Ricci	162,292,878	45,167,291	14,497,971	60,219,518
Robert Frankenberg	145,076,813	76,607,273	274,054	60,219,518
Brett Icahn	168,919,360	52,892,098	146,682	60,219,518
William Janeway	164,163,468	57,564,101	230,571	60,219,518
Mark Laret	160,246,869	61,454,801	256,470	60,219,518
Katharine Martin	145,469,096	76,235,482	253,562	60,219,518
Mark Myers	152,090,259	69,643,692	224,189	60,219,518
Philip Quigley	165,230,919	56,463,373	263,848	60,219,518
David Schechter	168,561,761	53,182,390	213,989	60,219,518

Proposal 2: To approve the amendment and restatement of the Company’s 2000 Plan:

For	Against	Abstain	Broker Non-Votes
184,582,077	36,933,352	442,711	60,219,518

Proposal 3: To approve the amendment and restatement of the Company’s 1995 Employee Purchase Plan:

For	Against	Abstain	Broker Non-Votes
216,183,533	4,581,976	1,192,631	60,219,518

Proposal 4: To approve the amendment and restatement of the Company’s 1995 Directors’ Stock Plan:

For	Against	Abstain	Broker Non-Votes
177,609,797	43,886,282	462,061	60,219,518

Proposal 5: To approve a non-binding advisory vote on executive officer compensation:

For	Against	Abstain	Broker Non-Votes
32,410,540	189,084,770	462,830	60,219,518

Proposal 6: To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2015:

For	Against	Abstain
275,724,811	2,939,142	3,513,705

For more information about the foregoing proposals, see the Company’s definitive proxy statement dated December 18, 2014.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUANCE COMMUNICATIONS, INC.
Date: January 30, 2015	By:	/s/ Thomas Beaudoin
Thomas Beaudoin
Chief Financial Officer